1ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria Real Estate Equities, Inc. 2018-2022: STRATEGIC GROWTH & OPERATIONAL EXCELLENCE Investor Day | November 29, 2017 | NYSE:ARE

1ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Safe Harbor This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements regarding our 2017 and 2018 earnings per share attributable to Alexandria’s common stockholders – diluted, 2017 and 2018 funds from operations per share attributable to Alexandria’s common stockholders – diluted, net operating income, and our projected sources and uses of capital. You can identify the forward-looking statements by their use of forward-looking words, such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of those words or similar words. These forward-looking statements are based on our current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. There can be no assurance that actual results will not be materially higher or lower than these expectations. These statements are subject to risks, uncertainties, assumptions, and other important factors that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, without limitation, our failure to obtain capital (debt, construction financing, and/or equity) or refinance debt maturities, increased interest rates and operating costs, adverse economic or real estate developments in our markets, our failure to successfully place into service and lease any properties undergoing development or redevelopment and our existing space held for future development or redevelopment (including new properties acquired for that purpose), our failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the Securities and Exchange Commission (“SEC”). Accordingly, you are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are made as of the date of this presentation, and unless otherwise stated, we assume no obligation to update this information and expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For more discussion relating to risks and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.

2ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 2018-2022: Strategic Growth and Operational Excellence 3 2017: Alexandria’s Performance Scorecard and Awards 19 Market Fundamentals and Tenant Demand for Alexandria’s Urban Campuses and Class A Properties 82 Internal Growth: Strong Same Property Net Operating Income Growth 92 External Growth: Strong Growth and Highly Leased Pipeline of New Class A Properties 155 Non-Real Estate Investments 159 Balance Sheet 170 2018 Investment Thesis and Guidance 186 Appendix

3ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 2017: Alexandria’s Performance Scorecard and Awards

4ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 MARCH 16, 2017 Alexandria Real Estate Equities, Inc. Joins S&P 500 Index PASADENA, Calif., March 16, 2017 /PRNewswire/ -- Alexandria Real Estate Equities, Inc. (NYSE: ARE), an urban office REIT uniquely focused on collaborative life science and technology campuses in AAA innovation cluster locations, today announced that S&P Dow Jones Indices will include the company in the S&P 500®, effective prior to the open of trading on Monday, March 20. Alexandria will be added to the S&P GICS Office REITs Sub- Industry index. "We are incredibly honored to be included in the S&P 500, alongside many of the leading companies in the United States," said Joel S. Marcus, chairman, chief executive officer and founder of Alexandria Real Estate Equities, Inc. "This recognition reflects our best-in-class team's proven track record. Since our founding as a startup in 1994 to this significant milestone, we have successfully executed our differentiated business strategy, which drives the company's very strong operating and financial performance.”

5ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 JULY 5, 2017 Alexandria Real Estate Equities, Inc. Announces the Alexandria Center for AgTech - RTP, Initial Phase of First Multi-Tenant, Amenity-Rich Mega R&D Campus with Greenhouses at Epicenter of Research Triangle Park, NC PASADENA, Calif. and RESEARCH TRIANGLE PARK, N.C., July 5, 2017 /PRNewswire/ -- Alexandria Real Estate Equities, Inc. (NYSE: ARE), an urban office REIT uniquely focused on collaborative life science and technology campuses in AAA innovation cluster locations, is creating the Alexandria Center® for AgTech – RTP — the initial phase of a premier multi-tenant mega campus in Research Triangle Park (RTP) — and is leading the cluster's evolution into a first-in-class AgTech ecosystem at the forefront of newly emerging innovations that address global hunger as it impacts human health. Located at 3054 East Cornwallis Road, which Alexandria recently acquired through an affiliate, the Alexandria Center for AgTech – RTP is adjacent to Alexandria's 6 Davis Drive, and the Alexandria is at the vanguard of emerging innovation in Agriculture Technology. To address the mission-critical challenge of improving human health through solving global hunger, Alexandria is providing companies with first-in-class AgTech R&D and greenhouse campuses as well as significant risk capital through AgTech Accelerator Corporation and a top-tier investor syndicate, and is also using the convening power of its thought leadership to host renowned Alexandria Summits, including Innovate Ag 2017. JUNE 13, 2017 Alexandria LaunchLabs, NYC's Premier Life Science Startup Platform, Celebrates Grand Opening and Awards Inaugural $100,000 Entrepreneurship Prize NEW YORK, June 13, 2017 /PRNewswire/ -- Alexandria Real Estate Equities, Inc. (NYSE: ARE), an urban office REIT uniquely focused on collaborative life science and technology campuses in AAA innovation cluster locations, today celebrated the Grand Opening of Alexandria LaunchLabs® at the Alexandria Center® for Life Science – New York City and awarded its inaugural Alexandria LaunchLabs $100,000 Entrepreneurship Prize. The Grand Opening was held in connection with the NYC Life Science Innovation Showcase, an annual event organized by Alexandria, in partnership with the New York Academic Consortium. The Innovation Showcase provides select NYC-based academic entrepreneurs the opportunity to present their work to biopharma executives, investors and other community stakeholders. Alexandria LaunchLabs is NYC's premier, full-service startup platform created to satisfy key unmet needs for turn-key office/laboratory space and access to strategic risk capital for seed- stage life science companies, many of which have spun out of NYC's academic medical institutions. The unique platform provides member companies with plug-and-play Alexandria LaunchLabs provides member companies with full-service, move-in-ready wet laboratory and office space, strategic programming and access to seed capital MAY 22, 2017 Alexandria Real Estate Equities, Inc. to Ring The Opening Bell to Celebrate Its 20th Anniversary as a New York Stock Exchange Listed REIT NEW YORK, May 22, 2017 /PRNewswire/ -- Alexandria Real Estate Equities, Inc. (NYSE: ARE), an urban office REIT uniquely focused on collaborative life science and technology campuses in AAA innovation cluster locations, will ring The Opening Bell® at the New York Stock Exchange (NYSE) today. The honor marks Alexandria's celebration of its 20th anniversary on the NYSE. Joel S. Marcus, Alexandria's chairman, chief executive officer and founder, will ring The Opening Bell alongside members of the company's board of directors and long-tenured executive management team. "In reaching its 20th anniversary as an NYSE company, Alexandria has achieved the three outputs that define a great company: Superior Results, Distinctive Impact and Lasting Endurance," said Jim Collins, renowned author and business strategist. "Alexandria's success flows from disciplined focus on what it can be the best in the world at, disciplined insight into what drives its economic engine and people passionate about the company's purpose." NOVEMBER 15, 2017 Alexandria Real Estate Equities, Inc. Awarded Nareit’s 2017 “Most Innovative” Leader in the Light Sustainability Award PASADENA, Calif. and DALLAS, Nov. 15, 2017 – Alexandria Real Estate Equities, Inc. (NYSE: ARE), an urban office REIT uniquely focused on collaborative life science and technology campuses in AAA innovation cluster locations, today announced that it was selected as a joint winner of Nareit’s 2017 “Most Innovative” Leader in the Light Award—the highest achievement in sustainability innovation for all office REITs and real estate companies. The award was presented at a ceremony held today at REITworld, Nareit’s 2017 Annual Convention, in Dallas, Texas. Nareit’s annual Leader in the Light Awards honor Nareit member companies that have demonstrated superior and longstanding sustainability practices. Alexandria was chosen by an independent panel of judges based on factors such as its performance in the Global Real Estate Sustainability Benchmark (GRESB)—which includes a “Green Star” designation and a #1 ranking in the U.S. in the GRESB Health & Well-being Module—and its 5 percent reduction in greenhouse gas pollution from 2015 to 2016, which is more than twice the global average reduction of the companies and funds that reported to GRESB in 2017. Alexandria’s leadership as the first REIT to be named a First-in-Class Fitwel Champion for promoting health and wellness in the workplace and the first company of any kind to earn Fitwel building certifications also contributed to its selection. JANUARY 24, 2017 Alexandria Real Estate Equities, Inc. Increases NIH's Footprint in Its Maryland Region with Execution of Significant Leases Aggregating 92,000 RSF at 9 West Watkins PASADENA, Calif., Jan. 24, 2017 /PRNewswire/ -- Alexandria Real Estate Equities, Inc. (NYSE: ARE), a real estate investment trust uniquely focused on world-class collaborative science and technology campuses in AAA innovation cluster locations, announced a significant lease expansion and extension with the National Institutes of Health (NIH) for 92,000 rentable square feet (RSF) at 9 West Watkins Mill Road in Gaithersburg, Maryland. The NIH increases its total tenancy in Alexandria's Maryland cluster to 227,000 RSF with this strategic expansion. Located in Maryland's dynamic life science ecosystem, Alexandria's 9 West Watkins will be anchored by the NIH's National Institute of Allergy and Infectious Diseases (NIAID). The facility will provide NIAID with state-of-the-art laboratory/office space to advance its mission to conduct and support research to better understand, treat and ultimately prevent infectious, immunologic and allergic diseases, including critical research on the Alexandria has successfully executed leases for nearly 750,000 RSF during 2015 and 2016 in its Maryland cluster, a market well positioned for growth with limited supply and favorable rental rate trends SEPTEMBER 13, 2017 Alexandria Real Estate Equities, Inc. Recognized for Leadership in Sustainability, One of Its Core Pillars, Earning GRESB Green Star and #1 Ranking in the U.S. in Health & Well-Being Module PASADENA, Calif., Sept. 13, 2017 /PRNewswire/ -- Alexandria Real Estate Equities, Inc. (NYSE: ARE), an urban office REIT uniquely focused on collaborative life science and technology campuses in AAA innovation cluster locations, today announced that it has been awarded a "Green Star" rating from the Global Real Estate Sustainability Benchmark (GRESB) and was recognized as the top-ranked company in the U.S. in the GRESB Health & Well-Being Module for its practices impacting tenants, employees and construction. GRESB is widely recognized as the leading standard for sustainability performance measurement of real estate portfolios around the world. Alexandria's Green Star designation is based on results in the 2017 GRESB Real Estate Assessment, which covers matters ranging from environmental sustainability and social responsibility to tenant engagement and corporate governance. The Real Estate Assessment, GRESB's flagship index, is supported by the National Association of Real Estate Investment Trusts (NAREIT), as well as more than 65 institutional and retail investors collectively representing more than $17 trillion in institutional capital. SEPTEMBER 5, 2017 Alexandria Real Estate Equities, Inc. Announces Completion of 100% Pre-Leasing at 100 Binney Street in Cambridge, MA, Ahead of Delivery in 4Q17 PASADENA, Calif., Sept. 5, 2017 /PRNewswire/ -- Alexandria Real Estate Equities, Inc. (NYSE: ARE), an urban office REIT uniquely focused on collaborative life science and technology campuses in AAA innovation cluster locations, today announced that it has completed 100% pre-leasing of 100 Binney Street, a ground-up development project consisting of 431,000 rentable square feet (RSF) of state-of-the-art office/laboratory space, in advance of its delivery in 4Q17. In August 2017, Alexandria executed leases aggregating 175,000 RSF, or 41% of the project, including a three-floor lease for 130,000 RSF with Facebook, one of the world's largest technology-related companies. The tenants at 100 Binney Street have been carefully curated to include Bristol-Myers Squibb Company with 208,000 RSF; Facebook with 130,000 RSF; and Foghorn Therapeutics, Sigilon Therapeutics, Tango Therapeutics and TCR2 Therapeutics, four high-quality, venture-backed entrepreneurial life science companies, with an aggregate of 90,000 RSF. Alexandria is experiencing continued strong demand at 399 Binney Street, a 164,000 RSF building soon to commence vertical construction at the Alexandria Center at One Kendall Square--one of the best-located urban life science and technology campuses in the top life science market in the nation--and expects to achieve full-building pre-leasing before its delivery in 4Q18

6ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s 2017 Scorecard Operational Excellence Strong Per Share Growth Strong Internal Growth Strong External Growth Disciplined Allocation of Capital Prudent Management of Balance Sheet

7ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 See detailed reconciliation in Appendix. 1. Attributable to Alexandria’s common stockholders – diluted. Alexandria’s Strong Per Share Growth Significant Growth since 2014 EARNINGS PER SHARE1 FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED1 $4.80 $6.01 to $6.03 $1.01 $1.54 to $1.56 2014 2017 Projected 2014 2017 Projected

8ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents December 2014 average net asset value estimates from Bank of America Merrill Lynch, Barclays Capital Inc., Citigroup Global Markets Inc., Evercore ISI, Green Street Advisors, Inc., J.P. Morgan Securities LLC, and UBS Securities LLC. 3Q17 net asset value represents September 30, 2017, consensus from S&P Global Market Intelligence. 2. Funds from operations per share, as adjusted. 2017 projected represents the midpoint of our 2017 guidance range from $6.01 to $6.03 disclosed on October 30, 2017. 3. Represents YTD 3Q17 dividends plus 4Q17 dividends based on 3Q17 run rate. Alexandria’s Strong Per Share Growth Significant Growth since 2014 +47% CONSENSUS NET ASSET VALUE1 $87 $128 2014 3Q17 +25% FUNDS FROM OPERATIONS2 $4.80 $6.02 2014 2017 Projected +18% COMMON STOCK DIVIDEND $2.88 $3.41 2014 3Q17 3

9ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Funds from operations per share, as adjusted. 2. Represents 4Q17 funds from operations per share, as adjusted, based on the midpoint of our 2017 guidance range from $6.01 to $6.03 disclosed on October 30, 2017. Alexandria’s Strong Per Share Growth Consistent Execution and Growth in FFO Per Share1 $1.17 $1.19 $1.21 $1.23 $1.28 $1.31 $1.33 $1.33 $1.34 $1.36 $1.39 $1.42 $1.48 $1.50 $1.51 $1.53 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Projected 2 FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED

10ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Initial 2017 guidance provided at Investor Day on November 30, 2016. 2. On track to meet range of guidance. Alexandria’s 2017 Strong Internal Growth On Track to Meet/Exceed Components of Internal Growth Guidance Same Property Net Operating Income Growth Same Property Net Operating Income Growth (Cash Basis) Rental Rate Growth Rental Rate Growth (Cash Basis) Occupancy – North America YTD SEPTEMBER 30, 2017 1.5% – 3.5% 5.5% – 7.5% 18.5% – 21.5% 6.5% – 9.5% 96.6% – 97.2% 2017 GUIDANCE RANGE1 2.3% 6.2% 25.2% 13.3% On Track2

11ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. 2017 lease expirations as of December 31, 2016. 2. Includes leasing of 1.9 million RSF of renewed/re-leased spaces and 1.3 million RSF of development/redevelopment of previously vacant spaces. Alexandria’s 2017 Strong Internal Growth Favorable Real Estate and Life Science Industry Fundamentals Drive Significant Leasing Volume and Tenant Demand 1.0M RSF 3.2M RSF 2017 Contractual Lease Expirations at Beginning of Year YTD 3Q17 Leasing Activity 2 1 3x

12ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. YTD 3Q17 Adjusted EBITDA margins. See detailed reconciliation in Appendix. 2. Source: S&P Global Market Intelligence. Represents FTSE NAREIT US Real Estate Index, office property sector. Alexandria’s 2017 Strong Internal Growth EBITDA Margin Outperformance 1 68% Alexandria 2 56% Office REIT Average

13ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 2017 INITIAL GUIDANCE1 6.8% 77% $85M 1. Initial 2017 guidance provided at Investor Day on November 30, 2016. 2. Represents incremental annual net operating income upon stabilization of our development and redevelopment projects, including our share of real estate joint venture projects. Includes properties delivered in the nine months ended September 30, 2017, and properties expected to be delivered in 4Q17. Alexandria’s 2017 Strong External Growth On Track to Exceed External Growth Guidance Cash Yield Percentage Leased 2017 Incremental Annual Net Operating Income2 PROJECTED AS OF 3Q17 7.1% 98% $91M 2017 Deliveries of New Class A Properties Leased to High-Quality Tenants

Alexandria's 2017 Strong External Growth

2017 Deliveries of New Class A Properties Leased to High-Quality Tenants

100 BINNEY STREET — GB | CAMBRIDGE
341,776 RSF

Bristol-Myers Squibb Company
Facebook, Inc.



510 TOWNSEND STREET — SF | MISSION BAY/SOMA
300,000 RSF

Stripe, Inc.



505 BRANNAN STREET PHASE I — SF | MISSION BAY/SOMA
150,000 RSF

Pinterest, Inc.



ARE SPECTRUM — SD | TORREY PINES
233,523 RSF

The Medicines Company
Celgene Corporation
Wellspring Biosciences LLC
Vertex Pharmaceuticals Incorporated



5200 ILLUMINA WAY — SD | UNIVERSITY TOWN CENTER
PARKING STRUCTURE

Illumina, Inc.



400 DEXTER AVENUE NORTH — SEA | LAKE UNION
290,111 RSF

Juno Therapeutics, Inc.
ClubCorp Holdings, Inc.



ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017
14

15ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Blue shading represents the percentage of projected spending by submarket included in our guidance on October 30, 2017, including completed and projected acquisitions in our sources and uses of capital guidance ranging from $620 million to $720 million, for the year ending December 31, 2017. Alexandria’s 2017 Disciplined Allocation of Capital Uniquely Focused on Campuses in AAA Innovation Cluster Locations SF NY SDGB Manhattan Lake UnionCambridge Torrey Pines University Town Center Mission Bay/SoMa South San Francisco Greater Stanford SEA

16ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents the three months ended December 31, 2016, annualized. 2. Represents the midpoint of our 2017 guidance for the three months ended December 31, 2017, annualized, disclosed on October 30, 2017. Alexandria’s 2017 Prudent Management of Balance Sheet On Track to Meet Leverage Goals NET DEBT TO ADJUSTED EBITDA NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA 6.1x 5.6x 12/31/16 12/31/1721 6.4x 5.6x 12/31/16 12/31/17 21

17ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents the three months ended December 31, 2016, annualized. 2. Represents our 2017 guidance disclosed on October 30, 2017. Alexandria’s 2017 Prudent Management of Balance Sheet On Track to Meet/Exceed Fixed-Charge Coverage and Management of Pipeline Goals FIXED-CHARGE COVERAGE RATIO VALUE-CREATION PIPELINE AS % OF GROSS REAL ESTATE 3.8x >4.0x 12/31/16 12/31/1721 10% <10% 12/31/16 12/31/17 2

18ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s 2017 Awards P EO P LE SU ST A IN A B IL IT Y R EA L E ST A TE SF: 249, 259, AND 269 EAST GRAND AVENUE SD: 3033 SCIENCE PARK ROAD, SPECTRUM I RTP: 2525 EAST NC HIGHWAY 54 20 17 NEW ENGLAND PROJECT OF THE YEAR OFFICE/RETAIL/MIXED-USE GB: 50 AND 60 BINNEY STREET C H A M P I O N S A W A R D S 2017 BEST INTERIORS PROJECT LARGEST BIOTECH REAL ESTATE DEAL TOM GUILFOY MEMORIAL CRAFTSMANSHIP AWARD RTP: 2525 EAST NC HIGHWAY 54 2017FINALIST SD: 10290 CAMPUS POINT DRIVE 2017VISIONARY AWARD ARE: DAN RYAN, EVP, REGIONAL MARKET DIRECTOR – SAN DIEGO & STRATEGIC OPERATIONS ARE: JOEL S. MARCUS, CHAIRMAN, CEO & FOUNDER Commercial Real Estate Best Bosses of 2017: THE VISIONARY ARE: EMILY SHERIDAN, VP – STRATEGIC PROGRAMMING & PHILANTHROPY 2017 HONOREE FOR EXCELLENT CSR ARE: JENNIFER BANKS, EVP – GENERAL COUNSEL & CORPORATE SECRETARY FINALIST, CORPORATE COUNSEL ARE: ALEXANDRIA REAL ESTATE EQUITIES, INC. ARE: ALEXANDRIA REAL ESTATE EQUITIES, INC. NYC: ALEXANDRIA LAUNCHLABS® AT THE ALEXANDRIA CENTER FOR LIFE SCIENCE – NYC WORLD’S FIRST WELL CERTIFIED LABORATORY SANDAG iCommute Diamond Awards EXCELLENCE IN COMMUTER PROGRAMS BRONZE TIER SD: ALEXANDRIA REAL ESTATE EQUITIES, INC. ARE: ALEXANDRIA REAL ESTATE EQUITIES, INC. 2 Gold 2 Silver MD: 5 RESEARCH PLACE #1 Health & Well-Being Company in the U.S.

19ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Market Fundamentals and Tenant Demand for Alexandria’s Urban Campuses and Class A Properties

20ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Solid Macro Fundamentals Limited supply of existing and near-term deliveries of Class A space Strong demand from highly innovative entities Continued asset valuation strength High occupancy levels Favorable rental rate trends

21ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 GREATER BOSTON

22ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Greater Boston’s Diverse Life Science Ecosystem Private Companies Public Companies Venture Capital Firms Academic & Research Institutions

23ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: CBRE. East Cambridge’s Strong Urban Cluster Fundamentals 11.3M RSF LAB MARKET 1.6% Vacancy 1.9% Available for Lease | Delivery in 2018 Vertical Construction 50 & 60 and 100 Binney Street

24ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: CBRE. East Cambridge’s Robust Life Science Demand Alexandria Center® at One Kendall Square 1.8M RSF LIFE SCIENCE DEMAND 48 REQUIREMENTS TOP REQUIREMENTS 400,000 RSF | Multinational Pharma 150,000 RSF | Multinational Pharma 150,000 RSF | Global Private Energy 120,000 RSF | Confidential Life Science 45,000 RSF | Private Biotech

25ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 MIT Alexandria’s Collaborative Urban Campuses in East Cambridge 150 SECOND STREET 11 HURLEY STREET 50 & 60 BINNEY STREET 215 FIRST STREET 100 BINNEY STREET 75/125 BINNEY STREET 300 THIRD STREET 225 BINNEY STREET ALEXANDRIA CENTER® AT ONE KENDALL SQUARE ALEXANDRIA TECHNOLOGY SQUARE® 399 BINNEY STREET 325 BINNEY STREET OPERATING UNDERGOING CONSTRUCTION INTERMEDIATE-TERM PROJECTSNEAR-TERM PROJECTS

26ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. 1. Institutional represents Academic/Medical, Non-Profit & U.S. Government. 2. Annual rental revenue represents annualized base rent as of September 30, 2017. Alexandria’s Diverse and High-Quality Tenant Base in Greater Boston Institutional1 Multinational Pharmaceutical Public Biotechnology Technology Private Biotechnology Life Science Product, Service & Device 45% Annual Rental Revenue2 Is from Investment-Grade Tenants of Cluster’s TENANT MIX BY ANNUAL RENTAL REVENUE2

27ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of and for the nine months ended September 30, 2017. Robust Demand and Limited Availability Drive Alexandria’s Core Rental Rate Growth in Greater Boston 95.9% RegionalOccupancy 27.9%GAAP 18.2%CASH Pricing Power: Rental Rate Growth Renewal/Re-Lease 98.8% Cambridge Occupancy

28ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Represents annual average rental revenue on leases completed in YTD 3Q17 for renewals, re-leases, and previously vacant space, less the related amortization of the tenant improvements and leasing commissions over the term of the respective leases. Alexandria’s Positive Net Effective Rent Growth in Cambridge 7.8% INCREASE$73.20 $78.88 2016 2017

29ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 $154,322 $352,792 $450,000 $0 $150,000 $300,000 $450,000 $600,000 $750,000 2014 3Q17 2022 ($ in th o us an d s) Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. The 2022 projected amount assumes 2% annual growth from our same property pool based upon our historical average and the completion, subject to market conditions, of our entire development and redevelopment pipeline. Excludes future acquisitions. Alexandria’s Continued Opportunity to Grow in Its Greater Boston Cluster ANNUAL RENTAL REVENUE

30ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 SAN FRANCISCO

31ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 San Francisco’s Diverse Life Science Ecosystem Private Companies Public Companies Venture Capital Firms Academic & Research Institutions

32ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source (Lab): JLL. Source (Office): Newmark Cornish & Carey. San Francisco’s Strong Urban Cluster Fundamentals 20.7M RSF LAB MARKET 134.5M RSF OFFICE MARKET 2.2% Vacancy 3.2% Available for Lease | Delivery in 2018 Vertical Construction 9.7% Vacancy 1.2% Available for Lease | Delivery in 2018 Vertical Construction

33ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source (Life Science): JLL. Source (Office): Newmark Cornish & Carey. San Francisco’s Robust Life Science and Office Demand 2.5M RSF LIFE SCIENCE DEMAND 59 REQUIREMENTS TOP REQUIREMENTS 500,000 RSF | Multinational Pharma 400,000 RSF | Multinational Pharma 300,000 RSF | Institutional 125,000 RSF | Private Biotech 100,000 RSF | Private Biotech 8.1M RSF OFFICE DEMAND 149 REQUIREMENTS TOP REQUIREMENTS 600,000 RSF | Large-Cap Tech 500,000 RSF | Large-Cap Tech 300,000 RSF | Large-Cap Tech 300,000 RSF | Large-Cap Tech 200,000 RSF | Large-Cap Tech

34ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Collaborative Urban Campuses in Mission Bay/SoMa 510 TOWNSEND STREET 505 BRANNAN STREET 88 BLUXOME STREET 1655 THIRD STREET 1500 OWENS STREET 1700 OWENS STREET OPERATING UNDERGOING CONSTRUCTION INTERMEDIATE-TERM PROJECTSNEAR-TERM PROJECTS UCSF RESEARCH CAMPUS UCSF MEDICAL CENTER GLADSTONE INSTITUTES 409 & 499 ILLINOIS STREET 1455 &1515 THIRD STREET 455 MISSION BAY BOULEVARD SOUTH 1715 THIRD STREET

35ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. 1. Institutional represents Academic/Medical, Non-Profit & U.S. Government. 2. Annual rental revenue represents annualized base rent as of September 30, 2017. Alexandria’s Diverse and High-Quality Tenant Base in San Francisco Institutional1 Multinational Pharmaceutical Public Biotechnology Technology Private Biotechnology Life Science Product, Service & Device 48% Annual Rental Revenue2 Is from Investment-Grade Tenants of Cluster’s TENANT MIX BY ANNUAL RENTAL REVENUE2

36ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of and for the nine months ended September 30, 2017. Robust Demand and Limited Availability Drive Alexandria’s Core Rental Rate Growth in San Francisco 100% Occupancy 25.9% GAAP 13.0% CASH Pricing Power: Rental Rate Growth Renewal/Re-Lease

37ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Represents annual average rental revenue on leases completed in YTD 3Q17 for renewals, re-leases, and previously vacant space, less the related amortization of the tenant improvements and leasing commissions over the term of the respective leases. Alexandria’s Positive Net Effective Rent Growth in San Francisco 8.0% INCREASE $54.22 $58.56 2016 2017 MISSION BAY/SOMA $39.99 $42.72 2016 2017 SOUTH SAN FRANCISCO 6.8% INCREASE

38ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 $115,013 $171,661 $475,000 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2014 3Q17 2022 ($ in thousands ) Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. The 2022 projected amount assumes 2% annual growth from our same property pool based upon our historical average and the completion, subject to market conditions, of our entire development and redevelopment pipeline. Excludes future acquisitions. Alexandria’s Continued Opportunity to Grow in Its San Francisco Cluster ANNUAL RENTAL REVENUE

39ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 NEW YORK CITY

40ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 New York City’s Diverse Life Science Ecosystem Private Companies Public Companies Venture Capital Firms Academic & Research Institutions

41ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: CBRE. New York City’s Strong Urban Cluster Fundamentals 728K RSF LAB MARKET Open #s Alexandria Center® for Life Science – NYC 0.2% Vacancy 0.0% Available for Lease | Delivery in 2018 Vertical Construction

42ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Cushman & Wakefield. New York City’s Robust Life Science Demand Alexandria Center® for Life Science – NYC 500K RSF LIFE SCIENCE DEMAND 9 REQUIREMENTS TOP REQUIREMENTS 100,000 RSF | Institutional 100,000 RSF | Large-Cap Biotech 80,000 RSF | Private Biotech 75,000 RSF | Institutional 30,000 RSF | Private Biotech

43ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Collaborative Urban Campus in New York City 450 EAST 29TH STREET EAST TOWER 430 EAST 29TH STREET WEST TOWER 420 EAST 29TH STREET NORTH TOWER OPERATING UNDERGOING CONSTRUCTION INTERMEDIATE-TERM PROJECTSNEAR-TERM PROJECTS

44ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. 1. Institutional represents Academic/Medical, Non-Profit & U.S. Government. 2. Annual rental revenue represents annualized base rent as of September 30, 2017. Alexandria’s Diverse and High-Quality Tenant Base in New York City Institutional1 Multinational Pharmaceutical Public Biotechnology Technology Private Biotechnology Life Science Product, Service & Device TENANT MIX BY ANNUAL RENTAL REVENUE2 70% Annual Rental Revenue2 Is from Investment-Grade Tenants of Cluster’s

45ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of and for the nine months ended September 30, 2017. 1. Based on 69,315 RSF of activity. Robust Demand and Limited Availability Drive Alexandria’s Core Rental Rate Growth in New York City 99.8% Occupancy 17.0% GAAP N/A Pricing Power: Rental Rate Growth Renewal/Re-Lease CASH1

46ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 $50,098 $63,128 $110,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 2014 3Q17 2022 ($ in thousands ) Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. The 2022 projected amount assumes 2% annual growth from our same property pool based upon our historical average and the completion, subject to market conditions, of our entire development and redevelopment pipeline. Excludes future acquisitions. Alexandria’s Continued Opportunity to Grow in Its New York City Cluster ANNUAL RENTAL REVENUE

47ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 SAN DIEGO

48ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 San Diego’s Diverse Life Science Ecosystem Private Companies Public Companies Venture Capital Firms Academic & Research Institutions

49ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Cushman & Wakefield. San Diego’s Strong Urban Cluster Fundamentals 16.6M RSF LAB MARKET Campus Pointe by Alexandria 7.0% Vacancy 0.0% Available for Lease | Delivery in 2018 Vertical Construction

50ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Cushman & Wakefield. San Diego’s Robust Life Science Demand ARE Spectrum | Torrey Pines 859K RSF LIFE SCIENCE DEMAND 27 REQUIREMENTS TOP REQUIREMENTS 150,000 RSF | Multinational Pharma 100,000 RSF | Mid-Cap Biotech 70,000 RSF | Private AgTech 60,000 RSF | Private Biotech 30,000 RSF | Small-Cap Biotech

51ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Collaborative Urban Campuses in Torrey Pines and University Town Center ARE TORREY RIDGE ARE NAUTILUS CAMPUS POINTE BY ALEXANDRIA ARE SUNRISE ARE SPECTRUM ARE ILLUMINA CAMPUS ARE TOWNE CENTRE ARE ESPLANADE UNDERGOING CONSTRUCTION INTERMEDIATE-TERM PROJECTSNEAR-TERM PROJECTS UNIVERSITY OF CALIFORNIA, SAN DIEGO OPERATING SALK INSTITUTE FOR BIOLOGICAL STUDIES THE SCRIPPS RESEARCH INSTITUTE

52ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. 1. Institutional represents Academic/Medical, Non-Profit & U.S. Government. 2. Annual rental revenue represents annualized base rent as of September 30, 2017. Alexandria’s Diverse and High-Quality Tenant Base in San Diego Institutional1 Multinational Pharmaceutical Public Biotechnology Technology Private Biotechnology Life Science Product, Service & Device 63% Annual Rental Revenue2 Is from Investment-Grade Tenants of Cluster’s TENANT MIX BY ANNUAL RENTAL REVENUE2

53ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of and for the nine months ended September 30, 2017. Robust Demand and Limited Availability Drive Alexandria’s Core Rental Rate Growth in San Diego 92.4% Occupancy 18.8% GAAP 6.3% CASH Pricing Power: Rental Rate Growth Renewal/Re-Lease

54ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 $103,048 $137,174 $225,000 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 2014 3Q17 2022 ($ in thousands ) Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. The 2022 projected amount assumes 2% annual growth from our same property pool based upon our historical average and the completion, subject to market conditions, of our entire development and redevelopment pipeline. Excludes future acquisitions. Alexandria’s Continued Opportunity to Grow in Its San Diego Cluster ANNUAL RENTAL REVENUE

55ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 SEATTLE

56ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Seattle’s Diverse Life Science Ecosystem Private Companies Public Companies Venture Capital Firms Academic & Research Institutions

57ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: CBRE. Seattle’s Strong Urban Cluster Fundamentals 4.0M RSF LAB MARKET 21.5M RSF OFFICE MARKET 1.0% Vacancy 0.0% Available for Lease | Delivery in 2018 Vertical Construction 6.7% Vacancy 0.0% Available for Lease | Delivery in 2018 Vertical Construction

58ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Newmark, Cornish & Carey. Seattle’s Robust Life Science Demand 575K RSF LIFE SCIENCE DEMAND 6 REQUIREMENTS TOP REQUIREMENTS 500,000 RSF | Large-Cap Tech 317,500 RSF | Confidential 225,000 RSF | Small-Cap Tech 225,000 RSF | Large-Cap Tech 200,000 RSF | Large-Cap Tech 3.2M RSF OFFICE DEMAND 31 REQUIREMENTS TOP REQUIREMENTS 150,000 RSF | Mid-Cap Biotech 150,000 RSF | Institutional 100,000 RSF | Multinational Pharma 50,000 RSF | Life Science Product 25,000 RSF | Small-Cap Biotech

Alexandria's Collaborative Urban Campuses in Lake Union


1818 FAIRVIEW AVENUE EAST
1616 EASTLAKE AVENUE EAST
1551 EASTLAKE AVENUE EAST
1201/1208 EASTLAKE AVENUE EAST
FRED HUTCH CANCER RESEARCH CENTER
LIFE SCIENCE WASHINGTON
1150 EASTLAKE AVENUE EAST
199 EAST BLAINE STREET
400 DEXTER AVENUE NORTH
219 TERRY AVENUE NORTH
OPERATING
UNDERGOING CONSTRUCTION
NEAR-TERM PROJECTS
INTERMEDIATE-TERM PROJECTS

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017
59

60ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. 1. Institutional represents Academic/Medical, Non-Profit & U.S. Government. 2. Annual rental revenue represents annualized base rent as of September 30, 2017. Alexandria’s Diverse and High-Quality Tenant Base in Seattle Institutional1 Multinational Pharmaceutical Public Biotechnology Technology Private Biotechnology Life Science Product, Service & Device 41% Annual Rental Revenue2 Is from Investment-Grade Tenants of Cluster’s TENANT MIX BY ANNUAL RENTAL REVENUE2

61ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 N/A N/A As of and for the nine months ended September 30, 2017. 1. Based on only 7,770 RSF of activity. Robust Demand and Limited Availability Drive Alexandria’s Core Rental Rate Growth in Seattle 98.2% Occupancy GAAP1 Pricing Power: Rental Rate Growth Renewal/Re-Lease CASH1

62ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 $29,881 $47,671 $75,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 2014 3Q17 2022 ($ in thousands ) Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. The 2022 projected amount assumes 2% annual growth from our same property pool based upon our historical average and the completion, subject to market conditions, of our entire development and redevelopment pipeline. Excludes future acquisitions. Alexandria’s Continued Opportunity to Grow in Its Seattle Cluster ANNUAL RENTAL REVENUE

63ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 MARYLAND

64ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Maryland’s Diverse Life Science Ecosystem Private Companies Public Companies Venture Capital Firms Academic & Research Institutions

65ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Scheer Partners. Maryland’s Strong Cluster Fundamentals 7.6M RSF LAB MARKET 9920 Medical Center Drive | Rockville 3.5% Vacancy 0.0% Available for Lease | Delivery in 2018 Vertical Construction

66ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Scheer Partners. Maryland’s Robust Life Science Demand 401 Professional Drive | Gaithersburg 379K RSF LIFE SCIENCE DEMAND 18 REQUIREMENTS TOP REQUIREMENTS 120,000 RSF | Mid-Cap Biotech 80,000 RSF | Small-Cap Medical Device 25,000 RSF | Large-Cap Biotech 20,000 RSF | Life Science Product 18,000 RSF | Private Biotech

67ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Collaborative Campuses in Maryland OPERATING UNDERGOING CONSTRUCTION INTERMEDIATE-TERM PROJECTSNEAR-TERM PROJECTS 9800 MEDICAL CENTER DRIVE 9800 MEDICAL CENTER DRIVE 9920 MEDICAL CENTER DRIVE 9900 MEDICAL CENTER DRIVE 14920 BROSCHART ROAD 15010 BROSCHART ROAD SHADY GROVE LIFE SCIENCES CENTER

68ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. 1. Institutional represents Academic/Medical, Non-Profit & U.S. Government. 2. Annual rental revenue represents annualized base rent as of September 30, 2017. Alexandria’s Diverse and High-Quality Tenant Base in Maryland Institutional1 Multinational Pharmaceutical Public Biotechnology Technology Private Biotechnology Life Science Product, Service & Device 44% Annual Rental Revenue2 Is from Investment-Grade Tenants of Cluster’s TENANT MIX BY ANNUAL RENTAL REVENUE2

69ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of and for the nine months ended September 30, 2017. Robust Demand and Limited Availability Drive Alexandria’s Core Rental Rate Growth in Maryland 93.6% Occupancy 29.0% GAAP 16.8% CASH Pricing Power: Rental Rate Growth Renewal/Re-Lease

70ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 $49,164 $50,706 $65,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2014 3Q17 2022 ($ in thousands ) Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. The 2022 projected amount assumes 2% annual growth from our same property pool based upon our historical average and the completion, subject to market conditions, of our entire development and redevelopment pipeline. Excludes future acquisitions. Alexandria’s Continued Opportunity to Grow in Its Maryland Cluster ANNUAL RENTAL REVENUE

71ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 RESEARCH TRIANGLE PARK

72ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Research Triangle Park Diverse Life Science Ecosystem Private Companies Public Companies Venture Capital Firms Academic & Research Institutions

73ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Internal. Research Triangle Park’s Strong Cluster Fundamentals 4.6M RSF LAB MARKET New image 114 TW Alexander Drive 9.5% Vacancy 0.0% Available for Lease | Delivery in 2018 Vertical Construction

74ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: CBRE. Research Triangle Park’s Robust Life Science Demand 6040 George Watts Hill Drive 440K RSF LIFE SCIENCE DEMAND 19 REQUIREMENTS TOP REQUIREMENTS 80,000 RSF | Private AgTech 26,000 RSF | Private Biotech 18,000 RSF | Private AgTech 18,000 RSF | Private Biotech

75ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Collaborative Campuses in Research Triangle Park OPERATING UNDERGOING CONSTRUCTION INTERMEDIATE-TERM PROJECTSNEAR-TERM PROJECTS 5 LABORATORY DRIVE 6 DAVIS DRIVE

76ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. 1. Institutional represents Academic/Medical, Non-Profit & U.S. Government. 2. Annual rental revenue represents annualized base rent as of September 30, 2017. Alexandria’s Diverse and High-Quality Tenant Base in Research Triangle Park Institutional1 Multinational Pharmaceutical (Includes AgTech) Public Biotechnology Technology Private Biotechnology Life Science Product, Service & Device (Includes AgTech) 37% Annual Rental Revenue2 Is from Investment-Grade Tenants of Cluster’s TENANT MIX BY ANNUAL RENTAL REVENUE2 40.2% OF THE REGION’S ANNUAL RENTAL REVENUE IS FROM AGTECH TENANTS

77ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of and for the nine months ended September 30, 2017. Robust Demand and Limited Availability Drive Alexandria’s Core Rental Rate Growth in Research Triangle Park 98.1% Occupancy 27.7% GAAP 14.0% CASH Pricing Power: Rental Rate Growth Renewal/Re-Lease

78ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 $21,371 $25,371 $35,000 $60,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2014 3Q17 2022 (Excluding 6 Davis Campus) 2022 (Including 6 Davis Campus) ($ in thousands ) Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. The 2022 projected amount assumes 2% annual growth from our same property pool based upon our historical average and the completion, subject to market conditions, of our entire development and redevelopment pipeline. Excludes future acquisitions. Alexandria’s Continued Opportunity to Grow in Its Research Triangle Park Cluster ANNUAL RENTAL REVENUE

79ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 2018 Contractual Lease Expirations

80ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Contractual Lease Expirations in 2018 2018 RSF of Expiring Leases NEGOTIATING/ ANTICIPATING TARGETED FOR DEVELOPMENT/ REDEVELOPMENT REMAINING EXPIRING LEASESMARKETS LEASED TOTAL ANNUAL RENTAL REVENUE PER RSF Greater Boston 23,419 57,160 - 209,405 289,984 $ 58.15 San Francisco 35,562 54,569 321,971 73,502 485,604 $ 35.26 New York City - - - 6,821 6,821 $ N/A San Diego 15,741 20,220 71,510 203,060 310,531 $ 34.04 Seattle - 15,264 - - 15,264 $ 43.66 Maryland 5,104 49,852 - 31,986 86,942 $ 20.45 Research Triangle Park - - - 62,760 62,760 $ 25.94 Canada - 19,992 - 60,697 80,689 $ 21.00 Non-cluster markets - - - 11,145 11,145 $ 26.02 Total 79,826 217,057 393,481 659,376 1,349,740 $ 38.46 Percentage of expiring RSF 6% 16% 29% 49% 100%

81ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Top 10 Contractual Lease Expirations in 2018 PROPERTY | MARKET | SUBMARKET EXPIRATION RSF ANNUAL RENTAL REVENUE PER RSF LEASED NEGOTIATING/ ANTICIPATING TARGETED FOR DEVELOPMENT/ REDEVELOPMENT REMAINING EXPIRING LEASES 960 Industrial Road San Francisco | Greater Stanford 3/31/18 195,000 $25.00 195,000 681 Gateway Boulevard San Francisco | South San Francisco 9/30/18 126,971 $48.52 126,971 9880 Campus Point Drive San Diego | University Town Center 1/31/18 71,510 $38.80 71,510 245 and 275/531 Armand-Frappier Boulevard Canada | Montreal 10/31/18 60,917 $19.31 19,992 40,925 6138/6150 Nancy Ridge Drive San Diego | Sorrento Mesa 12/29/18 56,698 $27.97 56,698 14920 Broschart Road Maryland | Rockville 9/30/18 48,500 $22.13 48,500 9363 Towne Centre Drive San Diego | University Town Center 3/31/18 45,030 $35.09 45,030 10931/10933 North Torrey Pines Road San Diego | Torrey Pines 12/31/18 35,961 $30.39 15,741 20,220 3350 West Bayshore Road San Francisco | Greater Stanford 10/31/18 30,000 $30.43 30,000 5871 Oberlin Drive San Diego | Sorrento Mesa 8/31/18 29,365 $28.33 29,365 Total RSF Total % 15,741 2% 88,712 13% 393,481 56% 202,018 29%

82ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Internal Growth: Strong Same Property Net Operating Income Growth

83ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Internal Growth Operational Excellence Solid Fundamentals Strong Same Property Net Operating Income Growth High-Quality Cash Flows Strong EBITDA Margins Low Leasing Costs and Maintenance Capital Expenditures

84ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Solid Macro Fundamentals Limited supply of existing and near-term deliveries of Class A space Strong demand from highly innovative entities Continued asset valuation strength High occupancy levels Favorable rental rate trends

85ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Leasing activity includes renewals, re-leasing, and early renewals and excludes leasing activity related to development and redevelopment projects. 2. Represents average same property cash net operating income growth from 2007 through 2016 and the nine months ended September 30, 2017. Alexandria’s Strong Same Property Cash Net Operating Income Growth Illustration of Alexandria’s Steady Growth 3% 5% Contractual Annual Rent Escalation Rental Rate Growth from Leasing Activity Steady Occupancy Same Property Cash Net Operating Income Growth 3% 1%-3% +/-% 5% 1 10-Year Historical Average Same Property Cash Net Operating Income Growth2 5%

86ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Office REIT Average composition per our peers, as defined in the Proxy, and data from SEC filings. Alexandria’s Strong Same Property Cash Net Operating Income Growth Consistently Outperforms Office REITs 7% 5% 2% 4% 4% 5% 6% 5% 6% 6% 3% 0% -1% -1% 0% 2% 2% 3% 3% 5% 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 3Q17 Office REIT AverageAlexandria

87ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Office REIT Average composition per FTSE NAREIT and data from S&P Global Market Intelligence and SEC filings. 1. Represents average occupancy of operating properties in North America as of December 31 for the last 10 years and September 30, 2017. 2. Represents the average retention for the last five years. Alexandria’s Steady Occupancy Consistently Outperforms Office REITs 95% 94% 94% 95% 95% 96% 97% 97% 97% 96% 92% 89% 89% 88% 89% 90% 91% 92% 92% 91% 2008 2009 2010 2011 2012 2013 2014 2015 2016 3Q17 Office REIT AverageAlexandria 10-Year Historical Average Occupancy1 95% >80% Retention Rate2

88ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Percentages calculated based on RSF as of September 30, 2017. 2. Annual rental revenue represents annualized base rent in effect as of September 30, 2017. Alexandria’s High-Quality Cash Flows Provides Consistency and Predictability Industry Leading Tenant Roster Solid Demand for Class A Properties Favorable Lease Structure1 of Annual Rental Revenue2 Is from Investment-Grade Tenants 50% of Annual Rental Revenue2 Is from Class A Properties in AAA Locations 78% • Are Triple Net • Contain Annual Rent Escalations • Require Tenants to Pay for Major Capital Expenditures +94% of Alexandria’s Leases

89ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: Office REIT Average composition per FTSE NAREIT and data from S&P Global Market Intelligence and SEC filings. Alexandria’s Strong EBITDA Margins Consistently Outperforms Office REITs 65% 64% 65% 64% 65% 66% 68% 52% 56% 53% 53% 54% 56% 56% 2011 2012 2013 2014 2015 2016 YTD 3Q17 Office REIT AverageAlexandria Adjusted EBITDA Margin for YTD 3Q17 68%

90ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Source: GreenStreetAdvisors.com as of November 2, 2017, for all companies except Alexandria. 1. Represents weighted average for the years ended December 31, 2013, to December 31, 2017, including the projected activity for 4Q17. Alexandria’s Low Leasing Costs and Maintenance Capital Expenditures Lower Capital Expenditure Burden Results in Superior Economic Yields 36% 36% 31% 29% 29% 28% 28% 27% 27% 27% 25% 23% 23% 23% 23% 12% CLI PDM EQC CUZ HIW OFC WRE BDN ERST JBGS VNO BXP DEI PGRE SLG ARE MAINTENANCE CAPITAL EXPENDITURES AS A PERCENTAGE OF NET OPERATING INCOME 1

91ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Office data from GreenStreetAdvisors.com as of November 2, 2017. Alexandria data represents weighted average for the years ended December 31, 2013, to December 31, 2017, including the projected activity for 4Q17. Alexandria’s Efficient Real Estate Asset Base Lower Capital Expenditure Burden of Alexandria’s Leases Had No Tenant Improvements and Leasing Commissions in YTD 3Q17 >50% OFFICE Demolish and Rebuild Higher Burden Re-Leasing/ Renewals Total over Multiple Generations Initial Building Infrastructure ALEXANDRIA Limited Lower Higher INVESTMENT Lower Burden 23%-36%Capital Expenditures as a Percentage of Net Operating Income1 12%

92ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 External Growth: Strong Growth and Highly Leased Pipeline of New Class A Properties

93ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 OPPORTUNISTIC ACQUISITIONS

94ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Opportunistic Acquisition Strategy How Alexandria Increases Cash Flows GROUND-UP DEVELOPMENT REDEVELOPMENT OF OFFICE TO LAB NEAR-TERM MARK-TO-MARKET OPPORTUNITIES INCREASED RENTS THROUGH OPERATIONAL EXCELLENCE LEASE-UP OF VACANT SPACE STABILIZED ASSETS WITH STRATEGIC SIGNIFICANCE

95ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of November 2017. 1. Includes certain projects from 2014 to 2017 and one project in 2011, as listed on this page. 2. Represents the weighted-average number of months between acquisition and date of lease, based upon amount of project investment. 3. Represents the weighted-average initial stabilized cash yield, based upon amount of project investment. 4. Represents lease-up of 27,315 RSF of the 59,173 RSF undergoing redevelopment at acquisition. Alexandria’s Opportunistic Acquisition Strategy Creating Value through Quick Lease-Up of Acquired Properties1 3 Months from Acquisition to Lease-Up2 7.1% Initial Stabilized Cash Yield3 2.0M RSF1 Development Redevelopment 1455 and 1515 Third Street | San Francisco 505 Brannan Street | San Francisco 510 Townsend Street | San Francisco 4755 Nexus Center Drive | San Diego 6040 George Watts Hill Road | Research Triangle Park 125 and 135 Constitution Drive | San Francisco 11 Hurley Street | Greater Boston 225 Second Avenue | Greater Boston 10290 Campus Point Drive | San Diego 266 and 275 Second Avenue | Greater Boston4

96ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Opportunistic Acquisition Strategy Menlo Gateway Acquisition: Closed November 2017 Facebook Build-to-Suit Opportunity

97ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Greater Stanford Cluster: Facebook’s Expanding Footprint in Menlo Park MENLO GATEWAY, PHASE I MENLO GATEWAY, PHASE II FACEBOOK CAMPUS FACEBOOK CAMPUS FACEBOOK CAMPUS FACEBOOK CAMPUS ~5.4M CURRENT AND FUTURE RSF FUTURE RESIDENTIAL/MIXED-USE

98ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 521,000 RSF | Phase II 125 and 135 Constitution Drive Undergoing development (Occupancy in 4Q19) 6.9% | Cash 6.3% Initial Stabilized Yields 252,000 RSF | Phase I 100 Independence Drive Recently completed property Alexandria’s Opportunistic Acquisitions Strategy MENLO GATEWAY ACQUISITION | SAN FRANCISCO | GREATER STANFORD 773,000 RSF | CLOSED NOVEMBER 2017 100% LEASED TO FACEBOOK, INC. (LONG TERM) At Close At Completion Equity Percentage 18% 49%1 Equity Investment $60M $282M Debt $18M $148M2 Total Real Estate Investment $78M $430M Alexandria’s Share 1. We expect to achieve a 49% interest by 1Q19 as our equity contribution will fund future construction costs. 2. In process of obtaining non-recourse construction financing for Phase II.

99ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Significant and Strategic Growth in the Greater Stanford Cluster Significant Value Creation Large spread between 6.3% initial cash yield and sub 5.0% cash yield for new Class A properties with credit tenancy drives meaningful NAV and earnings growth Alexandria Is the Dominant Owner of Life Science and Technology Campuses in Greater Stanford Alexandria will expand the depth and breadth of its tenant relationships, enabling continued future growth Greater Stanford Cluster Market Dynamics Technology giants — Google, HP, Dell, Amazon — dominate large blocks in Stanford Research Park, Mountain View, Menlo Park, and Redwood City, severely constraining supply in this key cluster Facebook Headquarters Campus Expansion Menlo Gateway is a key piece of Facebook’s existing and planned HQ campus comprising more than 5 million SF

100ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. As of November 21, 2017. 2. Source: Glassdoor “Best Places to Work 2017 Employee’s Choice.” Menlo Gateway: Strategic Relationship with Facebook One of Largest Companies in the World Market cap of $528B with $35B of cash on the balance sheet1 50 Smartest Companies Ranked #23 by MIT Technology Review as a major technological innovator in 2017 Significant R&D Investment Cutting-edge information and social media technology platform with $5.9B spent on R&D in 2016 Best Places to Work Highest-rated technology company, which provides fresh insights into the workforce and the workplace of the future2

101ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Menlo Gateway: Alexandria as a Trusted Partner Deep Expertise Unparalleled expertise in designing, constructing, and operating mission-critical multi-building campuses Extensive Experience in Negotiating Large-Scale Leases Experience with the world’s most valuable life science and technology companies in San Francisco and other key gateway cities Shared Values A foundation of trust, integrity, and humility characteristic of the Alexandria-Bohannon joint venture World-Class Corporate Capabilities Broad public company experience and expertise with capital markets, institutional investors, and legal, finance, and accounting teams

102ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 VALUE-ADDED DEVELOPMENTS & REDEVELOPMENTS

103ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Development and Redevelopment Strategy STRATEGY • Pipeline that provides external growth visibility • Optionality to address demand from innovative entities • Class A properties in AAA locations • Highly leased to quality tenants • Target initial stabilized cash yield of 7% OPERATIONAL EXCELLENCE • Disciplined underwriting • On time, on budget • Strong returns • Experienced project management with proven success at generating value DISCIPLINED FUNDING • Long-term capital to fund incremental projects on a leverage-neutral basis • Diverse sources of capital funding

104ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Based on annual rental revenue as of 3Q17, pro forma for 4Q17 expected deliveries. Alexandria’s Class A Properties in AAA Locations Transformation of Real Estate Asset Base of Properties Were Constructed by Alexandria50%>

105ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Based on consolidated annual rental revenue plus our share of unconsolidated real estate joint ventures. 2. The 2022 projected amount assumes 2% annual growth from our same property pool based upon our historical average and the completion, subject to market conditions, of our entire development and redevelopment pipeline. Excludes future acquisitions. Alexandria’s Pipeline Will Drive Significant Multiyear Growth Ability to Grow through Development PERCENTAGE OF ALEXANDRIA’S ANNUAL RENTAL REVENUE1 Greater Boston San Francisco San Diego New York City Seattle Maryland Research Triangle ParkOther Markets 32% 31% 15% 8% 5% 4% 1% 4% Greater Boston San Francisco San Diego New York City Seattle Maryland Research Triangle ParkOther Markets 20% 41% 16% 7% 5% 6% 2% 3% 3Q17 20222

106ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Successful Ground-Up Development of New Class A Properties Leased to High-Quality Tenants 84% of Annual Rental Revenue Is from Investment-Grade or Large-Cap Tenants1 Facebook, Inc. As of September 30, 2017. 1. Represents annualized base rent from investment-grade rated tenants and/or tenants with market capitalization equal to or greater than $5 billion from ground-up developments commenced since January 1, 2009.

107ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. Represents average pre-leased percentage at the commencement of vertical aboveground construction. Alexandria’s Disciplined Management of Ground-Up Developments Significant Pre-Leasing on 5.5 Million RSF since January 1, 2009 38% MULTI-TENANT Pre-Leased 2.5M RSF 100% SINGLE-TENANT Pre-Leased 3.0M RSF

Alexandria's Development Expertise

Managing Rising Construction Costs to Achieve Solid Development Yields

CONSTRUCTION COST UNDERWRITING STRATEGY

- Consider local cost trends
- Include appropriate cost contingencies
- Obtain reliable market pricing
- Establish all-in budgets

MANAGING CONSTRUCTION COST TRENDS

- Key long-term relationships with proven contractors
- Early assessment and procurement of price-sensitive items (e.g., cranes, steel)
- Shifting risk early to contractors through guaranteed maximum price (GMP) contracts
- Experienced project management teams



4.1%
4.4%
4.5%
4.7%
5.0%
2013
2014
2015
2016
2017
Projected

NATIONAL AVERAGE GROWTH IN CONSTRUCTION COSTS[1]

1. Source: Turner Building Cost Index - 3Q17 Forecast.

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108

109ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 GREATER BOSTON

110ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 100 BINNEY STREET | CAMBRIDGE | 432,931 RSF 2017/2018 Delivery

111ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 399 BINNEY STREET | CAMBRIDGE | 164,000 RSF 2018 Delivery

112ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 266 & 275 SECOND AVENUE | ROUTE 128 | 59,173 RSF 2018 Delivery

113ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 325 BINNEY STREET | CAMBRIDGE | 208,965 SF Intermediate Term

114ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 41 LINSKEY WAY GB | CAMBRIDGE 16,955 RSF 161 FIRST STREET GB | CAMBRIDGE TBD RSF 231 SECOND AVENUE GB | ROUTE 128 50,000 RSF 19 PRESIDENTIAL WAY GB | ROUTE 128 130,000 RSF

115ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 SAN FRANCISCO

116ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 510 TOWNSEND STREET | MISSION BAY/SOMA | 300,000 RSF 2017 Delivery

117ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 505 BRANNAN STREET, PHASE I | MISSION BAY/SOMA | 150,000 RSF 2017 Delivery

118ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 213 EAST GRAND AVENUE | SOUTH SAN FRANCISCO | 300,930 RSF 2019 Delivery

119ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 MENLO GATEWAY, PHASE II | GREATER STANFORD | 521,000 RSF 2019 Delivery

120ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1655 & 1715 THIRD STREET | MISSION BAY/SOMA | 580,000 RSF 2019 Delivery

121ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 279 EAST GRAND AVENUE | SOUTH SAN FRANCISCO | 199,000 SF Near Term

122ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 681 GATEWAY BOULEVARD | SOUTH SAN FRANCISCO | 126,971 RSF Near Term

123ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 201 HASKINS WAY | SOUTH SAN FRANCISCO | 280,000 SF Near Term

124ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 825 & 835 INDUSTRIAL ROAD | GREATER STANFORD | 530,000 SF Near Term

125ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 960 INDUSTRIAL ROAD | GREATER STANFORD | 500,000 SF Intermediate Term

126ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 88 BLUXOME STREET | MISSION BAY/SOMA | 1,070,925 SF Intermediate Term

127ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 505 BRANNAN STREET, PHASE II | MISSION BAY/SOMA | 165,000 SF Intermediate Term

128ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 EAST GRAND AVENUE | SOUTH SAN FRANCISCO | 90,000 SF Future

129ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 NEW YORK CITY

130ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 ALEXANDRIA CENTER® FOR LIFE SCIENCE – NORTH TOWER | MANHATTAN | 420,000 SF Intermediate Term

131ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 SAN DIEGO

132ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 ARE SPECTRUM | TORREY PINES | 233,523 RSF 2017 Delivery

133ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 5200 ILLUMINA WAY, PARKING STRUCTURE | UNIVERSITY TOWN CENTER 2017 Delivery

134ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 9625 TOWNE CENTRE DRIVE | UNIVERSITY TOWN CENTER | 163,648 RSF 2018 Delivery

135ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 9880 CAMPUS POINT DRIVE | UNIVERSITY TOWN CENTER | 71,510 RSF Near Term

136ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 5200 ILLUMINA WAY | UNIVERSITY TOWN CENTER | 386,044 SF Intermediate Term

137ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 CAMPUS POINT DRIVE | UNIVERSITY TOWN CENTER | 315,000 SF Intermediate Term

138ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 VISTA WATERIDGE | SORRENTO MESA | 163,000 SF Future

139ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 SEATTLE

140ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 400 DEXTER AVENUE NORTH | LAKE UNION | 290,111 RSF 2017 Delivery

141ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1818 FAIRVIEW AVENUE EAST | LAKE UNION | 205,000 SF Near Term

142ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1150 EASTLAKE AVENUE EAST | LAKE UNION | 260,000 SF Intermediate Term

143ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1165 EASTLAKE AVENUE EAST | LAKE UNION | 106,000 SF Future

144ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 MARYLAND

145ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 9900 MEDICAL CENTER DRIVE | ROCKVILLE | 45,039 RSF 2018 Delivery

146ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 9800 MEDICAL CENTER DRIVE | ROCKVILLE | 180,000 SF Intermediate Term

147ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 RESEARCH TRIANGLE PARK

148ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 5 LABORATORY DRIVE | RESEARCH TRIANGLE PARK | 175,000 RSF 2018/2019 Delivery

149ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 6 DAVIS DRIVE | RESEARCH TRIANGLE PARK | 1,000,000 SF Future

Alexandria's Development and Redevelopment of New Class A Properties

Expected to be Placed Into Service during 2017

($ in thousands)

			RSF IN SERVICE							TOTAL PROJECT		UNLEVERED YIELDS[1]		
				PLACED INTO SERVICE										
PROPERTY | MARKET | SUBMARKET	OUR OWNERSHIP INTEREST	DATE DELIVERED	PRIOR TO 1/1/17	1Q17	2Q17	3Q17	4Q17	TOTAL	LEASED	RSF	INVESTMENT	AVERAGE CASH	INITIAL STABILIZED CASH BASIS	INITIAL STABILIZED
100 Binney Street Greater Boston | Cambridge	100%	9/21/17	–	–	–	341,776	–	341,776	100%	432,931	$ 439,000	8.5%	7.4%	8.2%
510 Townsend Street San Francisco | Mission Bay/SoMa	100%	10/31/17	–	–	–	–	300,000	300,000	100%	300,000	$ 238,000	7.9%	7.0%	7.2%
505 Brannan Street, Phase I San Francisco | Mission Bay/SoMa	99.7%	10/10/17	–	–	–	–	150,000	150,000	100%	150,000	$ 141,000	8.6%	7.0%	8.2%
ARE Spectrum San Diego | Torrey Pines	100%	Various	102,938	31,336	31,664	–	170,523	336,461	98%	336,461	$ 278,000	6.9%	6.1%	6.4%
5200 Illumina Way, Parking Structure San Diego | University Town Center	100%	5/15/17	–	–	N/A	–	–	N/A	100%	N/A	$ 60,000	7.0%	7.0%	7.0%
400 Dexter Avenue North Seattle | Lake Union	100%	Various	–	241,276	–	17,620	31,215	290,111	89%	290,111	$ 232,000	7.3%	6.9%	7.2%
Total			102,938	272,612	31,664	359,396	651,738	1,418,348						

As of November 29, 2017.

1. Upon stabilization of the property.

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150

Alexandria's Development and Redevelopment of New Class A Properties

2018 Deliveries – Projects Undergoing Construction

($ in thousands)

Property | Market | Submarket	Project RSF: In Service	Project RSF: CIP	Project RSF: Total	Percentage: Leased	Percentage: Negotiating	Percentage: Total	Project Start[1]	Occupancy: Initial	Occupancy: Stabilized
Developments under construction									
100 Binney Street | Greater Boston | Cambridge	341,776	91,155	432,931	100%	–%	100%	3Q15	3Q17	1Q18
399 Binney Street | Greater Boston | Cambridge	–	164,000	164,000	–%	73%	73%	4Q17	4Q18	2019
	341,776	255,155	596,931	73%	20%	93%			
Redevelopments under construction									
9625 Towne Centre Drive | San Diego | University Town Center	–	163,648	163,648	100%	–%	100%	3Q15	4Q18	2018
266 & 275 Second Avenue | Greater Boston | Route 128	144,584	59,173	203,757	84%	–%	84%	3Q17	2Q18	2018
5 Laboratory Drive | Research Triangle Park | RTP	–	175,000	175,000	–%	39%	39%	2Q17	3Q18	2019
9900 Medical Center Drive | Maryland | Rockville	–	45,039	45,039	–%	–%	–%	3Q17	2Q18	2018
	144,584	442,860	587,444	57%	12%	69%			
Total	486,360	698,015	1,184,375	65%	16%	81%			

Property | Market | Submarket	ARE's Ownership Interest	In Service	CIP	Cost to Complete	Total at Completion	Unlevered Yields: Average Cash	Unlevered Yields: Initial Stabilized Cash Basis	Unlevered Yields: Initial Stabilized
Developments under construction								
100 Binney Street | Greater Boston | Cambridge	100%	$ 280,163	$ 70,143	$ 88,694	$ 439,000	8.5%	7.4%	8.2%
399 Binney Street | Greater Boston | Cambridge	100%	-	76,263			TBD[1]		
		$ 280,163	$ 146,406					
Redevelopments under construction								
9625 Towne Centre Drive | San Diego | University Town Center	100%	$ -	$ 31,880	$ 61,120	$ 93,000	7.9%	7.0%	7.0%
266 & 275 Second Avenue | Greater Boston | Route 128	100%	60,596	9,646			TBD[1]		
5 Laboratory Drive | Research Triangle Park | RTP	100%	-	10,461					
9900 Medical Center Drive | Maryland | Rockville	100%	-	7,237					
		$ 60,596	$ 59,224					
Total		$ 340,759	$ 205,630					

As of November 29, 2017, except for in-service and CIP information, which is as of September 30, 2017.

1. The design and budget of these projects are in process, and the estimated project costs with related yields will be disclosed in the future.

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151

Alexandria's Development and Redevelopment of New Class A Properties:

2019 and 2020 Deliveries – Projects Undergoing Construction and Near-Term Projects

PROPERTY | MARKET | SUBMARKET	OUR OWNERSHIP INTEREST	DEV/ REDEV	PROJECT RSF: IN SERVICE	PROJECT RSF: CIP	PROJECT RSF: TOTAL	PERCENTAGE LEASED	PROJECT START[1]	OCCUPANCY[1]: INITIAL	OCCUPANCY[1]: STABILIZED
Developments under construction									
213 East Grand Avenue | San Francisco | South San Francisco	100%	Dev	-	300,930	300,930	100%	2Q17	1Q19	2019
Menlo Gateway | Greater Stanford[2]	49%	Dev	252,000	521,000	773,000	100%	4Q17	4Q19	2019
			252,000	821,930	1,073,930	100%			
Near-term projects undergoing marketing and pre-construction									
1655 & 1715 Third Street | San Francisco | Mission Bay/SoMa[3]	10%	Dev	-	580,000	580,000	100%	2Q18	2019	2019
279 East Grand Avenue | San Francisco | South San Francisco	100%	Dev	-	199,000	199,000	TBD	TBD	2019	TBD
1818 Fairview Avenue East | Seattle | Lake Union	100%	Dev	-	205,000	205,000		TBD	2019	TBD
681 Gateway Boulevard | San Francisco | South San Francisco[4]	100%	Redev	126,971	-	126,971		4Q18	2019	TBD
825 & 835 Industrial Road | San Francisco | Greater Stanford	100%	Dev	-	530,000	530,000		TBD		
201 Haskins Way | San Francisco | South San Francisco	100%	Dev	-	280,000	280,000				
9880 Campus Point Drive | San Diego | University Town Center[5]	100%	Redev	71,510	-	71,510				
			198,481	1,794,000	1,992,481				

Note: In the near-term projects section, "TBD" under Percentage Leased is printed once in a box spanning all seven rows. The Project Start, Initial and Stabilized columns of the last three rows (825 & 835 Industrial Road, 201 Haskins Way and 9880 Campus Point Drive) share one box with a single "TBD", placed in the Project Start column of the first of those rows above.

1. Anticipated start dates and initial occupancy dates are subject to leasing and/or market conditions. Stabilized occupancy may vary depending on single tenancy versus multi-tenancy.
2. Executed a joint venture agreement with a distinguished real estate developer to construct a three-building campus in Greater Stanford aggregating 773,000 RSF, which is 100% leased to Facebook, Inc.
3. Executed an agreement to purchase a 10% interest in a joint venture with Uber and the Golden State Warriors. The joint venture will construct two buildings aggregating 580,000 RSF, which will be 100% leased to Uber upon completion.
4. The building is 100% occupied through September 2018, after which we expect to redevelop the building from office to office/laboratory space and expand it by an additional 15,000 to 30,000 RSF.
5. The building is 100% occupied through January 2018, after which we expect to convert the building to a Class A office/laboratory property and expand the property to approximately 98,000 RSF.

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Alexandria's Development and Redevelopment of New Class A Properties

Intermediate and Future Pipeline

PROPERTY | SUBMARKET	OUR OWNERSHIP INTEREST	BOOK VALUE	SQUARE FOOTAGE INTERMEDIATE DEVELOPMENT	SQUARE FOOTAGE FUTURE DEVELOPMENT	TOTAL
Greater Boston					
Intermediate-term developments					
325 Binney Street | Cambridge	100%	$ 85,518	208,965	–	208,965
50 Rogers Street | Cambridge	100%	6,426	183,644	–	183,644
Future development projects					
Alexandria Technology Square® | Cambridge	100%	7,787	–	100,000	100,000
Other future projects	100%	7,315	–	221,955	221,955
		$ 107,046	392,609	321,955	714,564
San Francisco					
Intermediate-term developments					
960 Industrial Road | Greater Stanford	100%	$ 67,902	500,000	–	500,000
88 Bluxome Street | Mission Bay/SoMa	100%	160,901	1,070,925	–	1,070,925
505 Brannan Street, Phase II | Mission Bay/SoMa	99.7%	14,988	165,000	–	165,000
Future development projects					
East Grand Avenue | South San Francisco	100%	5,988	–	90,000	90,000
Other future projects	100%	–	–	95,620	95,620
		$ 249,779	1,735,925	185,620	1,921,545
New York City					
Intermediate-term developments					
Alexandria Center® for Life Science | Manhattan	100%	$ –	420,000	–	420,000
		$ –	420,000	–	420,000
San Diego					
Intermediate-term developments					
5200 Illumina Way | University Town Center	100%	$ 11,239	386,044	–	386,044
Campus Point Drive | University Town Center	100%	13,395	315,000	–	315,000
Future development projects					
Vista Wateridge | Sorrento Mesa	100%	3,909	–	163,000	163,000
Other future projects	100%	33,147	–	259,895	259,895
		$ 61,690	701,044	422,895	1,123,939

As of November 29, 2017, except for book value, which is as of September 30, 2017.

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153

154ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of November 29, 2017, except for book values, which are as of September 30, 2017. Alexandria’s Development and Redevelopment of New Class A Properties Intermediate and Future Pipeline PROPERTY | SUBMARKET OUR OWNERSHIP INTEREST BOOK VALUE SQUARE FOOTAGE INTERMEDIATE DEVELOPMENT FUTURE DEVELOPMENT TOTAL Seattle Intermediate-term development 1150 Eastlake Avenue East | Lake Union 100% $ 18,922 260,000 — 260,000 Future development projects 1165 Eastlake Avenue East | Lake Union 100% 18,631 — 106,000 106,000 $ 37,553 260,000 106,000 366,000 Maryland Intermediate-term development 9800 Medical Center Drive | Rockville 100% $ 6,500 180,000 — 180,000 Future development projects Other future projects 100% 4,035 — 61,000 61,000 $ 10,535 180,000 61,000 241,000 Research Triangle Park Future development projects 6 Davis Drive | Research Triangle Park 100% $ 16,673 — 1,000,000 1,000,000 Other future projects 100% 4,149 — 76,262 76,262 $ 20,822 — 1,076,262 1,076,262 Non-cluster markets – other future projects 100% $ 11,791 — 571,705 571,705 Total $ 499,216 3,689,578 2,745,437 6,435,015

155ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Non-Real Estate Investments

156ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 As of September 30, 2017. Alexandria’s Non-Real Estate Investments PUBLIC/PRIVATE MIX (COST) ($ in thousands) INVESTMENT TYPE COST NET UNREALIZED GAINS TOTAL Public $ 55,433 $ 45,189 $ 100,622 Private 384,640 — 384,640 Total $ 440,073 $ 45,189 $ 485,262 259 Number of Investments $1.7M Average Cost TENANT/NON-TENANT MIX (COST) TENANT 31% NON-TENANT 69% PUBLIC 13% PRIVATE 87%

157ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Hematology <1% Cardiovascular 1% Autoimmune and Inflammatory Disease 4% Rare Diseases 4% Metabolic Disorders 6% Gene Therapy 6% Other 6% CNS/Neurological Diseases 9% Infectious Diseases 12%Oncology 14% Diagnostics & Tools 12% Food/AgTech 11% Tech 7% Digital Health/HCIT 3% Materials Science 3% Medical Devices 2% Industrial Biotech <1% As of September 30, 2017. Alexandria’s Diverse Investments in Highly Innovative Entities $233M Book Value Alexandria gains an additional advantage from its ability to underwrite, and invest in, life science and tech companies. Cowen and Company, LLC

158ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 For the period between January 1, 2013, and September 30, 2017. Alexandria’s Life Science Investments: Recent Initial Public Offerings and Mergers and Acquisitions REALIZED MULTIPLE 15.1x REALIZED MULTIPLE 9.9x REALIZED MULTIPLE 11.4x REALIZED MULTIPLE 11.2x 31 IPOs since January 2013 INITIAL PUBLIC OFFERINGINITIAL PUBLIC OFFERINGINITIAL PUBLIC OFFERING INITIAL PUBLIC OFFERING REALIZED MULTIPLE 26.1x MERGERS AND ACQUISITIONS REALIZED MULTIPLE 16.7x MERGERS AND ACQUISITIONS

159ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Balance Sheet

160ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Financial Strategy Prudent Management of Balance Sheet • Improve credit profile and long-term cost of capital • Maintain proven access to diverse sources of capital • Maintain commitment to long-term capital to fund growth • Maintain prudent laddering of debt maturities • Maintain solid credit metrics • Maintain significant balance sheet liquidity BAA2 STABLE BBB STABLE

161ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Commitment to Enhance Credit Profile Continued Improvement in Cost of Capital BAA2 BBB- BAA2 BBB BAA1 BBB MID-2011 TODAY NEAR TERM

162ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Commitment to Enhance Credit Profile On Track to Exceed Targets for Moody’s Upgrade Moody’s Target 2017 Projection Based upon Moody’s Methodology Leverage <6.0x 5.7x to 6.1x Current value-creation pipeline as a percentage of gross assets <15% 4% Fixed-charge coverage >3.0 >4.0x

Alexandria's Commitment to Enhance Credit Profile

Drives Improvement in Long-Term Cost of Capital

MOODY'S CREDIT RATING CRITERIA	MOODY'S REPORT DATED AUGUST 12, 2011	MOODY'S REPORT DATED FEBRUARY 16, 2017	ALEXANDRIA'S OUTLOOK DECEMBER 31, 2017	ALEXANDRIA'S OUTLOOK THROUGH 2018
OVERALL ASSESSMENT	MID BAA	HIGH BAA	IMPROVEMENT	IMPROVEMENT
Liquidity coverage	Baa	Baa	A	A
Debt maturities	Baa	Baa	A	A
Funds from operations payout	Aa	Baa	A	A
Amount of unencumbered assets	Baa	A	A	A
LIQUIDITY & FUNDING	HIGH BAA	HIGH BAA	**LOW A**	**LOW A**
Debt + preferred/gross assets	Baa	Baa	Baa	Baa
Net debt/EBITDA	Ba	Ba	**Baa**	**Baa**
Secured debt/gross assets	Baa	A	A	A
Access to capital	Baa	Baa	A	A
LEVERAGE & CAPITAL STRUCTURE	MID BAA	MID BAA	**HIGH BAA**	**HIGH BAA**
Franchise/brand name	Baa	Baa	A	A
Gross assets	Baa	A	A	A
Diversity: location/tenant/industry/economic	Baa	Baa	Baa	Baa
Development percentage of gross assets	B	A	A	A
Asset quality	Baa	Baa	**A**	**A**
MARKET POSITIONING & ASSET QUALITY	LOW BAA	HIGH BAA	**LOW A**	**LOW A**
EBITDA/revenues	A	Baa	**A**	**A**
EBITDA margin volatility	Baa	Baa	Baa	Baa
Fixed-charge coverage	Baa	A	A	A
CASH FLOW & EARNINGS	HIGH BAA	LOW A	LOW A	LOW A

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164ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Net cash provided by operating activities after dividends and distributions to noncontrolling interests. Alexandria’s Diverse Sources of Capital Proven Access UNSECURED DEBT FREE CASH FLOW1 SECURED DEBT ASSET SALES JOINT VENTURE CAPITAL PREFERRED STOCK COMMON STOCK

165ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s Commitment to Long-Term Capital to Fund Growth Disciplined Funding Strategy with Attractive Returns • Invest cash flows from operating activities after dividends • Significant increase in EBITDA provides capacity to debt-fund growth • Utilize long-term fixed-rate debt on a leverage-neutral basis • Reinvest proceeds from select real estate sales • Continue a disciplined approach to issuances of common stock

166ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Options to extend maturity date of a $318 million secured note payable to 2021. Alexandria’s Prudent Laddering of Debt Maturities Opportunistic Issuance of Unsecured Senior Notes in November 2017 $600 $212 $180 $208 $212 $706 $511 $671 $557 $605 $183 $600 $300 $350 $425 $300 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Secured notes payable Unsecured senior bank term loans $1.65 billion unsecured senior line of credit Unsecured senior notes payable ($ in m ill io ns ) No near-term maturities As of September 30, 2017, pro forma for Issuance of $600M 3.45% 7.4-year bond: • 2025 maturity Repayments of: • $392M in construction loans • $208M under unsecured line of credit 1 Pro forma for issuance of bonds and repayment of debt

167ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 4.1x >4.0x 3Q17 4Q17 Projected 12% <10% 3Q17 4Q17 Projected 1. Quarter annualized. 2. Represents the midpoint of our 2017 guidance range disclosed on October 30, 2017. 3. Represents current development and redevelopment and future development of new Class A properties as a percentage of gross investments in real estate. Alexandria’s Solid Credit Metrics 6.1x 5.6x 3Q17 4Q17 Projected NET DEBT TO ADJUSTED EBITDA1 6.2x 5.6x 3Q17 4Q17 Projected NET DEBT PREFERRED STOCK TO ADJUSTED EBITDA1 FIXED-CHARGE COVERAGE RATIO1 NON-INCOME-PRODUCING ASSETS3 2 2

168ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. As of September 30, 2017. 2. As a percentage of total debt. 3. For the three months ended September 30, 2017, pro forma for the repayment of $392 million of secured construction loans in November 2017 in connection with our $600 million bond issuance in November 2017. Alexandria’s Solid Credit Metrics SIGNIFICANT LIQUIDITY1 LIMITED UNHEDGED VARIABLE RATE DEBT2 SIGNIFICANT UNENCUMBERED NET OPERATING INCOME3 12% <10% 3Q17 4Q17 Projected $1.7B >85%

169ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents the sum of quarterly dividends declared during each calendar year, except for 2017, which represents YTD 3Q17 plus 4Q17 dividends based on the 3Q17 run rate. 2. The 2015 and 2016 amounts represent the dividend payout ratios for the quarters ended 4Q15 and 4Q16, respectively, and the 2017 amounts represent the dividend payout ratio for 3Q17 annualized. 3. Represents midpoint of guidance for net cash provided by operating activities after dividends and distributions to noncontrolling interests, as of November 29, 2017. For purposes of this calculation, changes in operating assets and liabilities are excluded as they represent timing differences. Alexandria’s Growth in Cash Flows Supports Growth in Common Stock Dividends Philosophy to Share Growth in Cash Flows with Common Stockholders 2015 2016 2017 Annual Common Stock Dividend1 $3.05 $3.23 $3.41 Growth over Prior Year 6% 6% 6% Low Dividend Payout Ratio2 58% 63% 58% 2018 PROJECTED CASH FLOWS FROM OPERATING ACTIVITIES AFTER DIVIDENDS AVAILABLE FOR REINVESTMENT $160M3

170ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 2018 Investment Thesis and Guidance

171ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s 2018 Investment Thesis Unique Strategy and Operational Excellence Drive High-Quality Results High-Quality Per Share Growth: Cash Flows FFO NAV Dividends Unique Strategy Operational Excellence

172ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s 2018 Investment Thesis Best-in-Class, Unique Urban Office REIT • Continuing strong demand for Alexandria’s Class A properties in AAA urban innovation clusters • Unique underwriting expertise that enables the selection and diversification of high-quality tenants • Seasoned management team with deep expertise, experience, and relationships • Continuing solid internal growth: same property net operating income and rental rate growth • Solid external growth through opportunistic land and property acquisitions and development/redevelopment • Disciplined allocation of capital and prudent management of balance sheet to lower long-term cost of capital STRATEGY & OPERATIONAL EXCELLENCE

173ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 See detailed reconciliation in Appendix. 1. Attributable to Alexandria’s common stockholders – diluted. 2. Represents 2017 guidance ranges disclosed on October 30, 2017. 2017 EPS range updated to reflect a $0.03 loss on early extinguishment of debt recognized in November 2017. 3. Represents 2018 guidance ranges disclosed on November 29, 2017, and excludes the impact of changes in fair value for equity instruments pursuant to new accounting standard effective January 1, 2018. Range of 20 cents per share represents +/-3.1% from the $6.55 midpoint for 2018 funds from operations per share, as adjusted. Alexandria’s Growth in 2018 EPS and FFO Per Share EARNINGS PER SHARE1 FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED1 2017 Projected2 2018 Projected3 2018 Projected3 $1.54 to $1.56 $2.04 to $2.24 $6.01 to $6.03 $6.45 to $6.65 2017 Projected2

174ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Based on the midpoint of our 2018 guidance range from $6.45 to $6.65 disclosed on November 29, 2017. Alexandria’s Key Components of 2018 FFO Per Share Growth Strong Internal and External Growth Internal Growth External Growth2018 Growth in Funds from Operations Per Share, as Adjusted 8.8%

175ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents midpoint of our 2017 guidance range from $6.01 to 6.03 disclosed on October 30, 2017. 2. Represents midpoint of our 2018 guidance range from $6.45 to 6.65 disclosed on November 29, 2017. 3. Funds from operations per share – diluted, as adjusted, was $4.40 for the year ended December 31, 2013. 4. Represents growth in funds from operations attributable to Alexandria’s common stockholders per share – diluted, as adjusted. Alexandria’s Strong FFO Per Share Growth since 2013 Consistent Execution and Growth 49% Funds from Operations Per Share Growth since 20133 $4.80 $5.25 $5.51 $6.02 $6.55 2014 2015 2016 2017 Projected 2018 Projected +9% +5% +9% +9% +9% 1 2 FUNDS FROM OPERATIONS PER SHARE4

176ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Represents 2018 guidance ranges disclosed on November 29, 2017. 1. Operating properties in North America as of December 31, 2018. 2. Lease renewals and re-leasing of space. Alexandria’s 2018 Strong Internal Growth Assumptions Strong Real Estate and Life Science Industry Fundamentals 96.9% – 97.5% Occupancy1 Rental Rate Increases2 (CASH BASIS) 13.0% – 16.0% 7.5% – 10.5% 2.5% – 4.5% Same Property Net Operating Income Growth 9.0% – 11.0% (CASH BASIS)

177ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Strong Fundamentals Driving Demand for Alexandria’s Class A Properties Alexandria’s solid real estate fundamentals in its key urban innovation cluster submarkets • Constrained supply of Class A space • Collaborative and innovative environments at Alexandria’s urban campuses • Continued strong demand from some of the most innovative entities in the world • Cross-pollination of life science and technology entities driving demand for Alexandria’s properties Alexandria’s solid tenant and life science fundamentals • Industry-leading tenant roster with 50% of annual rental revenue from investment-grade tenants • Alexandria’s tenants are at the forefront of innovation • 49% of YTD 2017 FDA new drug approvals were received by Alexandria tenants • Significant annual R&D investment through various environments and cycles • 15 of the top 20 biopharma entities by R&D spend are Alexandria tenants • External biopharma R&D drives demand for Alexandria’s Class A properties proximate to world-class academic and research institutions

178ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents average initial stabilized yield (cash basis) for ground-up developments delivered in 2017 and 2018, respectively. 2018 amount represents the midpoint of a range of 7.0% to 7.2%. 2. Represents midpoints of 2017 and 2018 guidance ranges for construction spending disclosed on October 30, 2017, and November 29, 2017, respectively. 3. Represents the midpoints of 2017 and 2018 guidance ranges for acquisitions disclosed on October 30, 2017, and November 29, 2017, respectively. External Growth through Value-Added Development and Redevelopment Pipeline and Opportunistic Acquisitions Continued Solid Growth in Funds from Operations Per Share Pipeline Initial Stabilized Yield on Delivered Projects1 (Cash Basis) 7.1%7.0% Projected Construction Spending2 $1.1B$0.9B 2017 2018 9%9%Contributes to Solid Growth in Funds from Operations Per Share Projected Opportunistic Acquisitions of Development and Redevelopment Properties and Operating Properties3 $0.7B$0.7B

179ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents the midpoint of 2018 sources and uses guidance ranges disclosed on November 29, 2017. Alexandria’s 2018 Guidance Sources and Uses of Capital ($ in millions) Midpoint of 2018 Guidance Range1 Net cash provided by operating activities after dividends $ 160 Long-term fixed-rate debt funding growth on a leverage-neutral basis (incremental debt) 450 Real estate dispositions, partial interest sales, and common equity 1,210 Total Sources of Capital $ 1,820 Construction of Class A properties $ 1,100 Opportunistic acquisitions of development and redevelopment properties and operating properties 720 Total Uses of Capital $ 1,820

180ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents net cash provided by operating activities after dividends and distributions to noncontrolling interests. For the purpose of this calculation, changes in operating assets and liabilities are excluded as they represent timing differences. 2. Represents the midpoints of 2017 and 2018 guidance ranges for net cash provided by operating activities after dividends disclosed on October 30, 2017, and November 29, 2017, respectively. Alexandria’s 2018 Free Cash Flows Increase in Free Cash Flows Funds Capital Needs ($ in millions) NET CASH PROVIDED BY OPERATING ACTIVITIES AFTER DIVIDENDS1 $125 $160 2017 201822 Projected Projected

181ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents the midpoint of 2018 incremental debt range disclosed on November 29, 2017. Alexandria’s 2018 Guidance Incremental Debt ($ in millions) Midpoint of 2018 Guidance Range1 Issuance of unsecured senior notes payable $ 600 Repayments of secured notes payable (13) Repayment of unsecured senior term loan (200) $1.65 billion unsecured senior line credit/other borrowings 63 Incremental Debt $ 450

182ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Includes our share of equity required for our Menlo Gateway joint venture (Facebook build-to-suit value added opportunity). 2. Executed letters of intent/purchase and sales agreements, or under negotiation. Consists primarily of value-added acquisitions, including (1) our initial contribution of $38 million at formation of the joint venture with Uber and the Golden State Warriors; (2) the last installment payable in 2018 related to the acquisition of the remaining 49% interest in our unconsolidated real estate joint venture with Uber that we completed in November 2016; (3) and acquisitions in Greater Boston, San Francisco, and San Diego. Alexandria’s 2018 Projected Equity-Type Capital Key Components Development and redevelopment Acquisitions under negotiation 65% 20% Target acquisitions 15% 2 1 80% Value Added $1.2B Equity-Type Capital

183ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s 2018 Key Income Statement Items ($ in millions) Straight-Line Rent Revenue1 $92 – $102 Approximately 50% of straight-line rent revenue represents initial free rent on recently delivered and expected 2018 deliveries of new Class A properties Interest Expense1 CAPITALIZATION OF INTEREST INTEREST EXPENSE $55 – $65 $155 – $165 1. Represents 2018 guidance ranges disclosed on November 29, 2017.

184ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Alexandria’s 2018 General and Administrative Expenses Consistent with Growth in Business ($ in millions) General and Administrative Expenses1 $85 – $90 0.6% 0.6% 0.6% 2016 2017 Projected 2018 Projected AS A PERCENTAGE OF TOTAL ASSETS 7.0% 7.0% <7.0% 2016 2017 Projected 2018 Projected AS A PERCENTAGE OF TOTAL REVENUES 1. Represents 2018 guidance ranges disclosed on November 29, 2017.

185ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 6.1x 5.6x 5.3x to 5.8x 3Q17 4Q17 Projected 4Q18 Projected 4.1x >4.0x >4.0 3Q17 4Q17 Projected 4Q18 Projected 12% <10% 8% to 12% 3Q17 4Q17 Projected 4Q18 Projected 1. Quarter annualized. 2. Represents the midpoint of 2017 guidance range disclosed on October 30, 2017. 3. Represents 2018 guidance ranges disclosed on November 29, 2017. 4. Represents current development and redevelopment, near-term, intermediate-term, and future development of new Class A properties as a percentage of gross investments in real estate. Alexandria’s 2018 Guidance Solid Credit Metrics NET DEBT TO ADJUSTED EBITDA1 6.2x 5.6x 5.3x to 5.8x 3Q17 4Q17 Projected 4Q18 Projected NET DEBT PREFERRED STOCK TO ADJUSTED EBITDA1 FIXED-CHARGE COVERAGE RATIO1 NON-INCOME-PRODUCING ASSETS4 2 3 2 3 2 3 2 3

186ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Appendix

187ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents 2018 guidance ranges disclosed on November 29, 2017. Appendix: Alexandria’s 2018 Guidance Sources and Uses of Capital ($ in millions) RANGE1 Net cash provided by operating activities after dividends $ 140 $ 180 Long-term fixed-rate debt funding growth on a leverage-neutral basis (incremental debt) 470 430 Real estate dispositions, partial interest sales, and common equity 1,110 1,310 Total Sources of Capital $ 1,720 $ 1,920 Construction of Class A properties $ 1,050 $ 1,150 Opportunistic acquisitions of development and redevelopment properties and operating properties 670 770 Total Uses of Capital $ 1,720 $ 1,920

188ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 1. Represents 2018 guidance ranges disclosed on November 29, 2017. Appendix: Alexandria’s 2018 Guidance Incremental Debt ($ in millions) RANGE1 Issuance of unsecured senior notes payable $ 550 $ 650 Repayments of secured notes payable (10) (15) Repayment of unsecured senior term loan (200) (200) $1.65 billion unsecured senior line credit/ other borrowings 130 (5) Incremental Debt $ 470 $ 430

Appendix: Non-GAAP Measures

($ in thousands)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN	2011	2012	2013	2014	2015	2016	YTD 3Q17	QTD 3Q17
Net income	$ 135,393	$ 105,528	$ 140,249	$ 106,778	$ 146,114	$ (49,799)	$ 148,597	$ 59,546
Interest expense	63,443	69,184	67,952	79,299	105,813	106,953	92,563	31,031
Income taxes	-	-	-	-	5,998	3,111	3,405	1,305
Depreciation and amortization	158,026	192,005	190,778	224,096	261,289	313,390	309,069	107,788
Stock compensation expense	11,755	14,160	15,552	13,996	17,512	25,433	18,649	7,893
Loss on early extinguishment of debt	6,485	2,225	1,992	525	189	3,230	670	-
(Gain) loss on sales of real estate - rental properties	-	(1,564)	121	(1,838)	(12,426)	(3,715)	(270)	-
Our share of gain on sals of real estate from unconsolidated real estate JVs	-	-	-	-	-	-	(14,106)	(14,106)
Gain on sale of real estate - land parcels	(46)	(1,864)	(4,824)	(6,403)	-	(90)	(111)	-
Impairment of real estate and non-real estate investments	994	13,450	853	51,675	23,250	212,326	4,694	-
Deal costs	-	-	1,446	-	-	-	-	-
Adjusted EBITDA	$ 376,050	$ 393,124	$ 414,119	$ 468,128	$ 547,739	$ 610,839	$ 563,160	$ 193,457
Revenue	$ 574,523	$ 610,779	$ 635,808	$ 726,877	$ 843,474	$ 921,706	$ 833,797	$ 285,370
Adjusted EBITDA Margin	65%	64%	65%	64%	65%	66%	68%	68%

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 189

190ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Appendix: Non-GAAP Measures THREE MONTHS ENDED NET DEBT TO ADJUSTED EBITDA AND NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA 4Q16 3Q17 Adjusted EBITDA $165,709 $193,457 Adjusted EBITDA (annualized) $662,836 $773,828 Secured notes payable $1,011,292 $1,153,890 Unsecured senior notes payable 2,378,262 2,801,290 Unsecured senior line of credit 28,000 314,000 Unsecured senior bank term loan 746,471 547,860 Unamortized deferred financing costs 29,917 27,803 Cash and cash equivalents (125,032) (118,562) Restricted cash (16,334) (27,713) Net debt $4,052,576 $4,698,568 Net debt 4,052,576 4,698,568 7.00% Series D convertible preferred stock 86,914 74,386 6.45% Series E redeemable preferred stock 130,000 - Net debt and preferred stock $4,269,490 $4,772,954 Net debt to adjusted EBITDA 6.1x 6.1x Net debt and preferred stock to adjusted EBITDA 6.4x 6.2x THREE MONTHS ENDED FIXED-CHARGE COVERAGE RATIO 4Q16 3Q17 Adjusted EBITDA $ 165,709 $ 193,457 Interest expense $ 31,223 $ 31,031 Capitalized interest 11,659 17,092 Amortization of loan fees (3,080) (2,840) Amortization of debt premiums 383 652 Cash interest 40,185 45,935 Divdends on preferred stock 3,835 1,302 Fixed charges $ 44,020 $ 47,237 Fixed-charge coverage 3.8x 4.1x ($ in thousands)

Appendix: Non-GAAP Measures

FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED - BY YEAR	2013	2014	2015	2016	PROJECTED 2017	PROJECTED 2018
Net income (loss) per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders	$ 1.60	$ 1.01	$ 1.63	$ (1.99)	$ 1.54 to 1.56	$ 2.04 to 2.24
Depreciation and amortization	2.80	3.15	3.64	4.02	4.45	4.45
Our share of gain on sale of real estate from unconsolidated JVs	-	-	-	-	(0.15)	-
Gain on sale of real estate - rental properties	-	(0.03)	(0.17)	(0.05)	-	-
Impairment of real estate - rental properties	-	0.38	0.33	1.29	-	-
Gain on sale of real estate - land parcels	(0.07)	(0.09)	-	-	-	-
Allocation to unvested restricted stock awards	-	-	-	-	(0.04)	(0.04)
Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders - diluted	$ 4.33	$ 4.42	$ 5.43	$ 3.27	$ 5.80 to 5.82	$ 6.45 to 6.65
Non-real estate investment income	-	-	(0.18)	(0.06)	-	-
Impairments of real estate - land parcels and non-real estate investments	0.01	0.34	-	1.47	0.05	-
Acquisition-related expenses	0.02	-	-	-	-	-
Loss on early extinguishment of debt	0.04	0.01	-	0.04	0.04	-
Preferred stock redemption charge	-	0.03	-	0.79	0.12	-
Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders - diluted, as adjusted	$ 4.40	$ 4.80	$ 5.25	$ 5.51	$ 6.01 to 6.03	$ 6.45 to 6.65

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017
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192ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2017 Appendix: Non-GAAP Measures FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED - BY QUARTER 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Net income (loss) per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders $ 0.46 $ 0.39 $ 0.39 $ (0.23) $ 0.25 $ 0.44 $ 0.46 $ 0.49 $ (0.05) $ (1.72) $ 0.07 $ (0.31) $ 0.29 $ 0.35 $ 0.55 Depreciation and amortization 0.71 0.81 0.81 0.82 0.83 0.87 0.95 1.00 0.95 0.92 0.97 1.15 1.06 1.10 1.11 Our share of gain on sale of real estate from unconsolidated JVs - - - - - - - - - - - - - - (0.15) Gain on sale of real estate – rental properties - - - (0.03) - - - (0.17) - - - (0.05) - - - Impairment of real estate – rental properties - - - 0.38 0.20 - - 0.12 - 1.19 0.08 0.05 - - - Gain on sale of real estate – land parcels - (0.01) - (0.08) - - - - - - - - - - - Allocation to unvested restricted stock awards - - - - - - - - - - - - - - - Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders – diluted $ 1.17 $ 1.19 $ 1.20 $ 0.86 $ 1.28 $ 1.31 $ 1.41 $ 1.44 $ 0.90 $ 0.39 $ 1.12 $ 0.84 $ 1.35 $ 1.45 $ 1.51 Non-real estate investment income - - - - - - (0.08) (0.11) - (0.06) - - - - - Impairments of real estate – land parcels and non-real estate investments - - - 0.34 - - - - 0.40 0.90 0.06 0.15 - 0.05 - Loss on early extinguishment of debt - - 0.01 - - - - - - - 0.04 - 0.01 - - Preferred stock redemption charge - - - 0.03 - - - - 0.04 0.13 0.17 0.43 0.12 - - Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders – diluted, as adjusted $ 1.17 $ 1.19 $ 1.21 $ 1.23 $ 1.28 $ 1.31 $ 1.33 $ 1.33 $ 1.34 $ 1.36 $ 1.39 $ 1.42 $ 1.48 $ 1.50 $ 1.51